Federated Hermes Government Income Fund
A Portfolio of Federated Hermes Government Income Trust
INSTITUTIONAL SHARES (TICKER FICMX)
SERVICE SHARES (TICKER FITSX)

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2025
The following changes are effective April 3, 2026.
1. Under the section entitled “Fund Summary Information” in the sub-section entitled “Fund Management,” please add the following information for J. Andrew Kirschler:
J. Andrew Kirschler, Portfolio Manager, has been the Fund’s portfolio manager since April of 2026.”
2. Under the section entitled “Who Manages the Fund?” in the sub-section entitled “Portfolio Manager Information,” please add the following information for J. Andrew Kirschler:
“J. Andrew Kirschler
J. Andrew Kirschler, Portfolio Manager, has been the Fund’s portfolio manager since April of 2026.
Mr. Kirschler is responsible for providing research and advice on sector allocation and security selection. He has been with the Adviser or an affiliate since 1990; has worked in investment management since 1994; has managed investment portfolios since 2013. Education: B.S., The Pennsylvania State University; M.B.A., University of Pittsburgh.”
3. In the SAI, under the section entitled “Who Manages and Provides Services to the Fund?” and sub-section “Portfolio Manager Information,” please add the following:
“The following information is provided as of January 31, 2026.
J. Andrew Kirschler, Portfolio Manager
Types of Accounts Managed by Andrew Kirschler	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$399.3 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*
 None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Andrew Kirschler is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s representative performance index (i.e., Bloomberg US Mortgage Backed Securities Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Kirschler is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Kirschler is responsible when his compensation is calculated may be equal or can vary.
In addition, Mr. Kirschler serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to other accounts or activities used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. Kirschler’s IPP score is based on the performance of the accounts for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).”
March 10, 2026

Federated Hermes Government Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457209 (3/26)
© 2026 Federated Hermes, Inc.

Federated Hermes Government Income Fund
A Portfolio of Federated Hermes Government Income Trust
INSTITUTIONAL SHARES (TICKER FICMX)
SERVICE SHARES (TICKER FITSX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MARCH 31, 2025
The following change is effective April 3, 2026.
Under the section entitled “Fund Summary Information,” in the sub-section entitled “Fund Management,” please add the following:
“J. Andrew Kirschler, Portfolio Manager, has been the Fund’s portfolio manager since April of 2026.”
March 10, 2026

Federated Hermes Government Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457208 (3/26)
© 2026 Federated Hermes, Inc.